Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Results for Fiscal First Quarter 2017

GAAP net revenue grew to $311.6 million

GAAP net loss narrowed to $0.46 per diluted share

Non-GAAP net loss narrowed to $0.21 per diluted share

New York, NY – August 4, 2016 – Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported results for its fiscal first quarter 2017, ended June 30, 2016.  In addition, the Company provided its initial financial outlook for its fiscal second quarter 2017, ending September 30, 2016.  As previously announced, beginning this quarter, the Company will no longer adjust its Non-GAAP financial metrics for the net effect from deferral in net revenue and related cost of goods sold.  The Company has recast its prior year’s first quarter Non-GAAP financial metrics to conform to its current presentation.  In addition, Take-Two’s financial outlook conforms to the Company’s new Non-GAAP metrics.

Financial Results

For fiscal first quarter 2017, GAAP net revenue grew 13% to $311.6 million, as compared to $275.3 million for fiscal first quarter 2016.  The largest contributors to GAAP net revenue in fiscal first quarter 2017 were Grand Theft Auto V® and Grand Theft Auto Online, NBA® 2K16 and Battleborn®.

The change in deferred net revenue, which represents revenue recognized during the current period that was deferred in prior periods, net of revenue that is being deferred into future periods, was ($39.0) million in fiscal first quarter 2017 versus $91.1 million in fiscal first quarter 2016.

GAAP digitally-delivered net revenue grew to $172.1 million, as compared to $154.0 million for fiscal first quarter 2016.  Recurrent consumer spending (virtual currency, downloadable add-on content and online games) grew 18% year-over-year and accounted for 57% of GAAP digitally-delivered net revenue, or 31% of total GAAP net revenue.  The largest contributors to GAAP digitally-delivered net revenue in fiscal first quarter 2017 were Grand Theft Auto V and Grand Theft Auto Online, and NBA 2K16.

The change in deferred digitally-delivered net revenue was $19.1 million in fiscal first quarter 2017 versus $100.0 million in fiscal first quarter 2016.

GAAP cost of goods sold was $191.4 million, as compared to $202.6 million for fiscal first quarter 2016.

Non-GAAP cost of goods sold was $187.0 million, as compared to $197.9 million for fiscal first quarter 2016.

The change in deferred cost of goods sold, which represents cost of goods sold recognized during the current period that were deferred in prior periods, net of cost of goods sold that are being deferred into future periods, was ($24.6) million in fiscal first quarter 2017 versus $0.1 million in fiscal first quarter 2016.

GAAP net loss narrowed to $38.6 million, or $0.46 per diluted share, as compared to GAAP net loss of $67.0 million, or $0.81 per diluted share, for the year-ago period.

Non-GAAP net loss narrowed to $17.6 million, or $0.21 per diluted share, as compared to $33.2 million, or $0.40 per diluted share, for the year-ago period.

The net effect from deferral of net revenue and related cost of goods sold, which represents the after-tax net effect on net income (loss) from the change in deferred revenue and the change in deferred cost of goods sold, was ($11.3) million (including tax benefit of $3.1 million) in fiscal first quarter 2017 versus $67.4 million (Including tax expense of $23.6 million) in fiscal first quarter 2016.

On May 18, 2016, Take-Two provided its financial outlook for the fiscal first quarter ending June 30, 2016, including Non-GAAP net revenue of $225 to $260 million and Non-GAAP net loss per diluted share of $0.30 to $0.40.  This outlook was based on the Company’s prior Non-GAAP measures, which were adjusted for the net effect from deferral in net revenue and related cost of goods sold.  If calculated based on these prior measures, the Company’s fiscal first quarter results would have included Non-GAAP net revenue of $272.6 million (based on GAAP net revenue of $311.6 million adjusted for the change in deferred net revenue of ($39.0) million) and Non-GAAP net loss of $28.9 million, or $0.34 per diluted share (based on the Company’s new presentation of Non-GAAP net loss of $17.6 million, adjusted for the net effect from deferral of net revenue and related cost of goods sold of ($11.3) million).

As of June 30, 2016, the Company had cash and short-term investments of $1.189 billion.

Operational Metric - Bookings

During fiscal first quarter 2017, total bookings, which represents the total amount billed by the Company from sales of physical product sold-in to retail and available to consumers, net of allowances, plus product digitally-delivered to consumers during the period, were $253.4 million, as compared to $353.8 million during fiscal first quarter 2016, which had benefitted from the launch of Grand Theft Auto V for PC.  The largest contributors to bookings were Grand Theft Auto V and Grand Theft Auto Online, NBA 2K16 and Battleborn.  Catalog accounted for $208.7 million of bookings led by Grand Theft Auto and NBA 2K.  Digitally-delivered bookings were $172.7 million, as compared to $245.1 million in last year’s fiscal first quarter, led by Grand Theft Auto, NBA 2K, and Battleborn.  Bookings from recurrent consumer spending (virtual currency, downloadable add-on content and online games) grew 22% year-over-year and accounted for 60% of digitally-delivered bookings, or 41% of total bookings.

Management Comments

“Fiscal 2017 is off to a solid start, with first quarter net revenue up 13% year-over-year,” said Strauss Zelnick, Chairman and CEO of Take-Two.  “Our results were driven by the continued strong performance of Grand Theft Auto V and NBA 2K, coupled with growth in revenue and bookings from recurrent consumer spending, including record bookings from Grand Theft Auto Online.

“We anticipate a robust holiday season for Take-Two, anchored by the upcoming launches of Mafia III, Sid Meier’s Civilization VI, NBA 2K17 and WWE 2K17.  We plan to continue to support our titles with an array of innovative offerings designed to promote ongoing engagement and drive recurrent consumer spending, including additional free content for Grand Theft Auto Online.  Looking ahead, our exciting development pipeline extends well beyond the current fiscal year, and we expect to grow bookings and cash flow from operations in fiscal 2018.”

Business and Product Highlights

Since April 1, 2016:

Rockstar Games:

•                  Released new free content updates for Grand Theft Auto Online, including:

•                  Cunning Stunts, which features a total of 27 brand-new, high-octane Stunt Races utilizing ramps, loops, wall rides, tubes, raised tracks and dynamic objects for a radical new take on Grand Theft Auto Online racing, along with 19 new vehicles, clothing and the launch of the Stunt Race Creator tools, which allow the community to make and share their own custom stunt races.  Also added on August 2, 2016 was the Entourage Adversary Mode.

•                  Further Adventures in Finance and Felony — one of the game’s biggest and deepest updates yet, which expands the VIP experience of the Executives and Other Criminals update to give players the opportunity to become CEO of their own Criminal Enterprise.  Further Adventures in Finance and Felony combines all new gameplay with a host of special new vehicles, exciting new features and much more.

•                  A May 3, 2016 update featuring the new ‘In & Out’ Adversary Mode and more.

•                  Made Red Dead Redemption available as part of Microsoft’s Xbox One Backward Compatibility program, enabling owners of the Xbox 360 versions of Red Dead Redemption, Red Dead Redemption Undead Nightmare, and Red Dead Redemption: Game of the Year Edition to play the game on Xbox One.  In addition, Red Dead Redemption is now available for purchase through digital download from the Games Store on Xbox One.

•                  Rockstar Games also is hard at work on some exciting future projects that will be revealed soon.

2K:

•                  Launched Battleborn, a groundbreaking new title from the creators of Borderlands at Gearbox Software, on PlayStation 4, Xbox One and PC.  Battleborn is being supported with a rich array of both free and paid additional content, including a Season Pass, as well as the free-to-play Battleborn Tap companion App, which mirrors the game’s progression and loot system.

•                  Launched the physical release of Tales from the Borderlands, the critically acclaimed and award-winning episodic adventure game from Telltale Games, on PlayStation 4, PlayStation 3, Xbox One, Xbox 360 and PC.

•                  Released the BETA version of Evolve™ Stage 2, enabling consumers to play Evolve for free on PC via Steam.  More than 1 million new players joined the hunt in the first week.

•                  XCOM® 2 is now planned for release on PlayStation 4 and Xbox One on September 27, 2016 in North America and September 30, 2016 internationally.  Players who pre-order XCOM 2 or XCOM 2 Digital Deluxe Edition will receive the Resistance Warrior Pack.

•                  Announced that BioShock®: The Collection, which includes BioShock, BioShock 2, and BioShock Infinite completely remastered for new-generation consoles in full high resolution with up to 60 frames per second, will be released for PlayStation 4, Xbox One, and PC* on September 13, 2016 in North America, September 15, 2016 in Australia, and September 16, 2016 internationally.  BioShock: The Collection brings the three titles together for the first time, complete with all single-player DLC and a never-before-seen video series, “Director’s Commentary: Imagining BioShock,” which includes insights from series creator Ken Levine.

•                  Announced that Indiana Pacers All-Star shooting guard Paul George will be the cover athlete for NBA 2K17, which will launch on September 20, 2016 for PlayStation 4, PlayStation 3, Xbox One, Xbox 360 and PC.  2K also revealed the return of NBA 2K Early Tip-Off Weekend, enabling fans who pre-order NBA 2K17 at participating North American retail and online vendors to receive their copy beginning on Friday, September 16, 2016, four days ahead of the game’s official street date, along with bonus in-game digital content.  In addition, 2K will release the NBA 2K17 Kobe Bryant Legend Edition, celebrating the storied career of the recently retired Lakers icon, on PlayStation 4 and Xbox One.

•                  Announced that Brock Lesnar will be the cover Superstar for WWE® 2K17, which is scheduled for release on October 11, 2016 for PlayStation 4, PlayStation 3, Xbox One and Xbox 360.  In addition, Bill Goldberg will make his virtual return in WWE 2K17 through two playable characters representing his WCW® and WWE personas. The playable characters, along with two playable arenas, will be available as bonus content for those who pre-order the game at participating retailers.

•                  Announced that Sid Meier’s Civilization® VI, the next entry in the award-winning turn-based strategy franchise that has sold-in over 35 million units, is currently in development for PC at Firaxis Games and planned for launch on October 21, 2016.

•                  Announced that Mafia III, the next installment in 2K’s successful organized crime series that is currently in development at Hangar 13, is planned for launch on October 7, 2016 for Xbox One, PlayStation 4 and PC.  Collector’s, deluxe and standard editions of Mafia III will be available for all three platforms, and those who pre-order any edition of Mafia III will receive the Family Kick-Back, which includes three exclusive vehicles and weapons available to players at launch.

* Bioshock: The Collection will only be available for PC through digital-download.

Financial Outlook for Fiscal 2017

Take-Two is providing its initial financial outlook for its fiscal second quarter ending September 30, 2016.  In addition, the Company is updating its financial outlook for its fiscal year ending March 31, 2017, including to conform to the Company’s new Non-GAAP measures that no longer adjust for the net effect from deferral in net revenue and related costs of goods sold.  Additional details regarding our financial outlook are available by visiting http://ir.take2games.com.

	Second Quarter Ending 9/30/2016 (1)	Fiscal Year Ending 3/31/2017 (1)
Net revenue	$375 to $425 million	$1.75 to $1.85 billion
Net income	$31 to $45 million	$208 to $244 million
Stock-based compensation expense (2)	$11 million	$50 million
Non-cash amortization of discount on convertible notes	$6 million	$19 million
Gain on long-term investment, net	—	$1 million
Income tax adjustment	($9) to ($11) million	($49) to ($56) million
Non-GAAP net income	$39 to $51 million	$229 to $258 million
Net income per diluted share	$0.32 to $0.44	$1.98 to $2.29
Non-GAAP net income per diluted share	$0.35 to $0.45	$2.00 to $2.25

Deferred Net Revenue and Cost of Goods Sold
Change in deferred net revenue	($8) million	($200) million
Net effect from deferral of net revenue and related cost of goods sold	($17) million (3)	($118) million (4)

Operational Metric
Bookings	$350 to $400 million	$1.5 to $1.6 billion

(1)         The individual components of the financial outlook may not foot to the totals as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

(2)         The Company’s stock-based compensation expense for the periods above includes the cost of approximately 0.9 million restricted stock units previously granted to ZelnickMedia that are subject to variable accounting.  Actual expense to be recorded in connection with these shares is dependent upon several factors, including future changes in Take-Two’s stock price.

(3)         Includes tax impact of $6 million.

(4)         Includes tax impact of $37 million.

Key assumptions and dependencies underlying the Company’s financial outlook include: the timely delivery of the titles included in this financial outlook; continued consumer acceptance of the Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these new-generation systems while continuing to leverage opportunities on the Xbox 360, PlayStation 3 and PC; and stable foreign exchange rates.  See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following titles were released since April 1, 2016:

Label	Title	Platforms	Release Date
2K	Tales from the Borderlands	PS4, PS3, Xbox One, Xbox 360, PC	April 26, 2016
2K	Battleborn	PS4, Xbox One, PC	May 3, 2016
2K	Battleborn Tap	iOS, Android	May 3, 2016
2K	XCOM 2: Alien Hunters (DLC)	PC	May 12, 2016
2K	XCOM 2: Shen’s Last Gift (DLC)	PC	June 30, 2016
2K	Evolve Stage 2	PC	July 7, 2016

Take-Two’s lineup of future titles announced to date includes:

Label	Title	Platforms	Release Date
2K	BioShock: The Collection	PS4, Xbox One, PC	September 13, 2016*
2K	NBA 2K17	PS4, PS3, Xbox One, Xbox 360, PC	September 20, 2016
2K	XCOM 2	PS4, Xbox One	September 27, 2016*
2K	Mafia III	PS4, Xbox One, PC	October 7, 2016
2K	WWE 2K17	PS4, PS3, Xbox One, Xbox 360	October 11, 2016
2K	Sid Meier’s Civilization VI	PC	October 21, 2016

* North American release date; international release typically follows three days later.

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance.  These Non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or superior to, the corresponding GAAP financial measures, and may be different from similarly titled measures used by other companies.  Management believes that the presentation of these Non-GAAP financial measures facilitates comparison of the Company’s operating performance between periods and helps investors to better understand the operating results of Take-Two by excluding certain items that may not be indicative of the Company’s core business, operating results or future outlook, such as stock-based compensation and non-cash amortization of discount on convertible notes; charges relating to business reorganizations; and gains on strategic non-core business investments.  Internally, management makes Non-GAAP adjustments to the Company’s financial measures as set forth below to assess the company’s operating results and in planning and forecasting.  The Non-GAAP adjustments to the Company’s financial measures are as follows:

•                  Stock-based compensation — stock-based compensation is a non-cash expense that is subject to stock price volatility.  The Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short- and long-term operating plans.  In addition, when considering the impact of equity award grants, the Company places a greater emphasis on overall shareholder dilution rather than the accounting charges associates with such grants.  As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Business reorganization — although the Company has incurred business reorganization expenses in the past, each charge relates to a discrete event based on a unique set of business objectives and circumstances.  Management does not believe these charges reflect the Company’s primary business, ongoing operating results or future outlook. As such, the Company believes it is appropriate to exclude these expenses and related charges from its Non-GAAP financial measures.

•                  Non-cash amortization of discount on convertible notes — the Company records non-cash amortization of discount on convertible notes as interest expense in addition to the interest expense already recorded for coupon payments.  The Company excludes the non-cash portion of the interest expense from its Non-GAAP financial measures because these amounts are unrelated to its ongoing business operations.

•                  Gain on long-term investment, net — from time to time, the Company makes strategic non-core business investments.  Because the Company does not exercise significant control over these investments, it excludes the impact of any gains and losses on such investments from its Non-GAAP financial measures.

•                  Income tax adjustment — the Company calculates a provision/benefit for income taxes on a standalone, Non-GAAP basis inclusive of the adjustments noted above.  The income tax adjustment reflects the difference between our GAAP and Non-GAAP provision/benefit for income taxes.

In the future, Take-Two may also consider whether other items should also be excluded in calculating the Non-GAAP financial measures used by the Company.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Quarterly Report on Form 10-Q for the period ended June 30, 2016.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher and marketer of interactive entertainment for consumers around the globe. The Company develops and publishes products through its two wholly-owned labels Rockstar Games and 2K. Our products are designed for console systems and personal computers, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, and risks associated with international operations. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” the Company’s most recent Quarterly Report on Form 10-Q, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

#  #  #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended June 30,
	2016	2015

Net revenue	$311,552	$275,297

Cost of goods sold:
Software development costs and royalties	63,659	50,493
Internal royalties	59,673	105,829
Product costs	44,979	39,941
Licenses	23,069	6,352
Total cost of goods sold	191,380	202,615

Gross profit	120,172	72,682

Selling and marketing	71,134	45,567
General and administrative	46,743	49,035
Research and development	33,900	34,142
Depreciation and amortization	7,378	6,575
Total operating expenses	159,155	135,319
Loss from operations	(38,983)	(62,637)
Interest and other, net	(4,506)	(7,534)
Gain on long-term investment	1,350	—
Loss before income taxes	(42,139)	(70,171)
Benefit from income taxes	(3,572)	(3,148)
Net loss	$(38,567)	$(67,023)

Loss per share:
Basic and diluted loss per share	$(0.46)	$(0.81)
Weighted average shares outstanding:
Basic and Diluted	84,588	82,833
Computation of Basic and Diluted EPS:
Net loss for basic and diluted EPS calculation	$(38,567)	$(67,023)

Weighted average common shares outstanding - basic and diluted	84,588	82,833
Basic and Diluted loss per share	$(0.46)	$(0.81)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	June 30,	March 31,
	2016	2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$796,328	$798,742
Short-term investments	392,489	470,820
Restricted cash	318,504	261,169
Accounts receivable, net of allowances of $67,744 and $45,552 at June 30, 2016 and March 31, 2016, respectively	141,150	168,527
Inventory	12,734	15,888
Software development costs and licenses	167,218	178,387
Deferred cost of goods sold	92,515	98,474
Prepaid expenses and other	56,734	53,269
Total current assets	1,977,672	2,045,276

Fixed assets, net	72,414	77,127
Software development costs and licenses, net of current portion	247,272	214,831
Deferred cost of goods sold, net of current portion	5,301	17,915
Goodwill	215,622	217,080
Other intangibles, net	4,609	4,609
Other assets	15,837	13,439
Total assets	$2,538,727	$2,590,277

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$37,781	$30,448
Accrued expenses and other current liabilities	619,435	607,479
Deferred revenue	604,411	582,484
Total current liabilities	1,261,627	1,220,411

Long-term debt	504,385	497,935
Non-current deferred revenue	153,912	216,319
Other long-term liabilities	85,263	74,227
Total liabilities	2,005,187	2,008,892

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 200,000 shares authorized; 104,599 and 103,765 shares issued and 87,407 and 86,573 outstanding at June 30, 2016 and March 31, 2016, respectively	1,046	1,038
Additional paid-in capital	1,082,765	1,088,628
Treasury stock, at cost; 17,192 common shares at June 30, 2016 and March 31, 2016, respectively	(303,388)	(303,388)
Accumulated deficit	(205,564)	(166,997)
Accumulated other comprehensive loss	(41,319)	(37,896)
Total stockholders’ equity	533,540	581,385
Total liabilities and stockholders’ equity	$2,538,727	$2,590,277

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Three months ended June 30,
	2016	2015

Operating activities:
Net loss	$(38,567)	$(67,023)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization and impairment of software development costs and licenses	41,034	23,590
Depreciation and amortization	7,378	6,575
Amortization and impairment of intellectual property	—	32
Stock-based compensation	15,100	19,086
Amortization of discount on Convertible Notes	6,098	5,727
Amortization of debt issuance costs	381	398
Other, net	(3,171)	183
Changes in assets and liabilities:
Restricted cash	(57,335)	(60,315)
Accounts receivable	28,226	87,198
Inventory	2,696	8,341
Software development costs and licenses	(62,392)	(43,131)
Prepaid expenses, other current and other non-current assets	(3,867)	(20,693)
Deferred revenue	(36,446)	91,903
Deferred cost of goods sold	17,223	1,243
Accounts payable, accrued expenses and other liabilities	36,394	52,368
Net cash provided by (used in) operating activities	(47,248)	105,482

Investing activities:
Change in bank time deposits	78,691	(187,045)
Proceeds from available-for-sale securities	29,795	—
Purchases of available-for-sale securities	(30,836)	(444)
Purchases of fixed assets	(4,230)	(18,769)
Proceeds from sale of long-term investments	1,350	—
Purchase of long-term investments	(1,885)	—
Net cash used in investing activities	72,885	(206,258)

Financing activities:
Excess tax benefit from stock-based compensation	887	8,066
Tax payment related to net share settlements on restricted stock awards	(25,166)	(6,541)
Net cash provided by (used in) financing activities	(24,279)	1,525

Effects of foreign exchange rates on cash and cash equivalents	(3,772)	3,915

Net decrease in cash and cash equivalents	(2,414)	(95,336)
Cash and cash equivalents, beginning of year	798,742	911,120
Cash and cash equivalents, end of period	$796,328	$815,784

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

RECONCILIATION OF GAAP TO Non-GAAP MEASURES (Unaudited)

(in thousands, except per share amounts)

	Three months ended June 30,
	2016	2015

Gross Profit
GAAP Gross Profit	$120,172	$72,682
Stock-based compensation	4,386	4,694
Non-GAAP Gross Profit	124,558	$77,376

Income (Loss) from Operations
GAAP Loss from Operations	$(38,983)	$(62,637)
Stock-based compensation	15,100	19,086
Business reorganization, restructuring and related expenses	—	1,228
Non-GAAP Loss from Operations	$(23,883)	$(42,323)

Net Income (Loss)
GAAP Net Loss	$(38,567)	$(67,023)
Stock-based compensation	15,100	19,086
Business reorganization, restructuring and related expenses	—	1,228
Non-cash amortization of discount on Convertible Notes	6,099	5,727
Gain on long-term investment	(1,350)	—
Income tax adjustment	1,133	7,810
Non-GAAP Net Loss	$(17,585)	$(33,172)

Diluted Loss Per Share
GAAP loss per share	$(0.46)	$(0.81)
Non-GAAP earnings loss per share	$(0.21)	$(0.40)

Number of diluted shares used in computation
GAAP	84,588	82,833
Non-GAAP	84,588	82,833

Computation of Diluted GAAP EPS:
Net loss for diluted EPS calculation	$(38,567)	$(67,023)

Weighted average common shares outstanding - diluted	84,588	82,833

Diluted loss per share	$(0.46)	$(0.81)

Computation of Diluted Non-GAAP EPS:
Net loss for diluted earnings per share calculation	$(17,585)	$(33,172)

Weighted average common shares outstanding - diluted	84,588	82,833

Diluted loss per share	$(0.21)	$(0.40)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

RECONCILIATION OF Non-GAAP TO Non-GAAP AS PREVIOUSLY DEFINED MEASURES (Unaudited)

(in thousands)

	Three Months Ended June 30,
	2016	2015

GAAP Net Revenues	$311,552	$275,297
Change in deferred net revenues	(38,996)	91,095
Non-GAAP (As Previously Defined) Net Revenues	272,556	366,392

GAAP Digital Online Revenues	$172,078	$153,985
Net effect from deferral in digital online revenues	19,086	99,978
Non-GAAP (As Previously Defined) Digital Online Revenues	$191,164	$253,963

Non- GAAP Gross Profit	$124,558	$77,376
Change in deferred net revenues	(38,996)	91,095
Change in deferred cost of goods sold	24,623	(130)
Non-GAAP (As Previously Defined) Gross Profit	$110,185	$168,341

Non-GAAP Loss from Operations	$(23,883)	$(42,323)
Change in deferred net revenues	(38,996)	91,095
Change in deferred cost of goods sold	24,623	(130)
Non-GAAP (As Previously Defined) (Loss) Income from Operations	$(38,256)	$48,642

Non-GAAP Net Loss	$(17,585)	$(33,172)
Net effect from deferral of net revenue and related cost of goods sold, net of taxes (1)	(11,310)	67,380
Non-GAAP (As Previously Defined) Net (Loss) Income	$(28,895)	$34,208

(1) Includes a tax benefit of $3,063 and tax expense of $23,585 for June 30, 2016 and June 30, 2015, respectively

Diluted Loss Per Share
Non-GAAP diluted loss per share	$(0.21)	$(0.40)
Non-GAAP, as previously defined diluted (loss) earnings per share	$(0.34)	$0.31

Number of diluted shares used in computation
Non-GAAP	84,588	82,833
Non-GAAP, as previously defined	84,588	114,442

Computation of Diluted Non-GAAP EPS:
Net loss for diluted EPS calculation	$(17,585)	$(33,172)

Weighted average shares outstanding - basic and diluted	84,588	82,833

Diluted loss per share	$(0.21)	$(0.40)

Computation of Diluted Non-GAAP, as previously defined EPS:
Non-GAAP net (loss) income	$(28,895)	$34,208
Less: net income (loss) allocated to participating securities	—	(1,541)
Add: interest expense, net of tax, on Convertible Notes	—	1,372
Net (loss) income for diluted earnings per share calculation	$(28,895)	$34,039

Weighted average shares outstanding - basic and diluted	84,588	82,833
Add: dilutive effect of common stock equivalents	—	31,609
Total weighted average shares outstanding - diluted	84,588	114,442
Less: weighted average participating shares outstanding	—	(5,154)
Weighted average common shares outstanding - diluted	84,588	109,288

Diluted (loss) earnings per share	$(0.34)	$0.31

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Net Revenue by Geographic Region, Distribution Channel, and Platform Mix

(in thousands)

	Three Months Ended June 30, 2016		Three Months Ended June 30, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Geographic Region
United States	$193,101	62%	$143,438	52%
International	118,451	38%	131,859	48%
Total net revenues	311,552	100%	275,297	100%

Change in Deferred Net Revenues
United States	$(49,861)		$7,457
International	10,865		83,638
Total changes in deferred net revenues	(38,996)		91,095

	Three Months Ended June 30, 2016		Three Months Ended June 30, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Distribution Channel
Digital online	$172,078	55%	$153,985	56%
Physical retail and other	139,474	45%	121,312	44%
Total net revenues	311,552	100%	275,297	100%

Change in Deferred Net Revenues
Digital online	$19,086		$99,978
Physical retail and other	(58,082)		(8,883)
Total changes in deferred net revenues	(38,996)		91,095

	Three Months Ended June 30, 2016		Three Months Ended June 30, 2015
	Amount	% of Total	Amount	% of Total
Net Revenues by Platform Mix
Console	$254,026	82%	$222,574	81%
PC and other	57,526	18%	52,723	19%
Total net revenues	311,552	100%	275,297	100%

Change in Deferred Net Revenues
Console	$(40,181)		$(37,211)
PC and other	1,185		128,306
Total changes in deferred net revenues	(38,996)		91,095